UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 19, 2012

NAPCO SECURITY TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701
(Address of principal executive offices)

Registrant's telephone number, including area code (631) 842-9400

____________________________________________________
(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 19, 2012 the registrant issued a press release to report results for the fiscal year ended June 30, 2012. This press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

 99.1    Press Release issued by Napco Security Technologies, Inc. dated September 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date:	September 25, 2012	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Senior Vice President and Chief Financial Officer